Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,958,470
Unrealized Gain (Loss) on Market Value of Futures	7,267,421
Interest Income	128,666
ETF Transaction Fees	1,050
Total Income (Loss)	$11,355,607

Expenses
Management Fees	$344,210
Professional Fees	56,870
Brokerage Commissions	45,556
Non-interested Directors' Fees and Expenses	2,624
Prepaid Insurance Expense	2,776
Total Expenses	$452,036
Net Income (Loss)	$10,903,571

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/16	$487,996,957
Additions (300,000 Shares)	12,297,318
Net Income (Loss)	10,903,571

Net Asset Value End of Month	$511,197,846
Net Asset Value Per Share (12,650,000 Shares)	$40.41

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(151)
Unrealized Gain (Loss) on Market Value of Futures	24,250
Interest Income	474
ETF Transaction Fees	350
Total Income (Loss)	$24,923

Expenses
Management Fees	$1,333
Professional Fees	5,545
Brokerage Commissions	96
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	11
Total Expenses	6,997
Expense Waiver	(5,400)
Net Expenses	$1,597
Net Income (Loss)	$23,326

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/16	$2,122,813
Additions (50,000 Shares)	760,489
Net Income (Loss)	23,326

Net Asset Value End of Month	$2,906,628
Net Asset Value Per Share (200,000 Shares)	$14.53

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended March 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$44,286
Unrealized Gain (Loss) on Market Value of Futures	14,096
Unrealized Gain (Loss) on Foreign Currency Translations	564
Interest Income	463
Total Income (Loss)	$59,409

Expenses
Management Fees	$1,082
Professional Fees	5,108
Brokerage Commissions	192
Non-interested Directors' Fees and Expenses	10
Prepaid Insurance Expense	10
Total Expenses	6,402
Expense Waiver	(5,631)
Net Expenses	$771
Net Income (Loss)	$58,638

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/16	$1,905,914
Net Income (Loss)	58,638

Net Asset Value End of Month	$1,964,552
Net Asset Value Per Share (100,000 Shares)	$19.65

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$4,002,605
Unrealized Gain (Loss) on Market Value of Futures	7,305,767
Unrealized Gain (Loss) on Foreign Currency Translations	564
Interest Income	129,603
ETF Transaction Fees	1,400
Total Income (Loss)	$11,439,939

Expenses
Management Fees	$346,625
Professional Fees	67,523
Brokerage Commissions	45,844
Non-interested Directors' Fees and Expenses	2,646
Prepaid Insurance Expense	2,797
Total Expenses	465,435
Expense Waiver	(11,031)
Net Expenses	$454,404
Net Income (Loss)	$10,985,535

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/16	$492,025,684
Additions (350,000 Shares)	13,057,807
Net Income (Loss)	10,985,535

Net Asset Value End of Month	$516,069,026

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612